               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549




                            Form 8-K



        Current Report Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934



 Date of Report (Date of earliest event reported) June 30, 1998

                       ACCESS Corporation
_________________________________________________________________
     (Exact name of registrant as specified in its charter)



         Ohio                 2-33108              31-0673364
_________________________________________________________________
   (State or other          (Commission       (I.R.S. Employer
    jurisdiction            File Number)      Identification No.)
    of incorporation)



4350 Glendale-Milford Road, Suite 250, Cincinnati, Ohio 45242
_________________________________________________________________
     (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code (513) 786-8350
                                                   ______________


_________________________________________________________________
  (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets
          ____________________________________

     On June 30, 1998, at a Special Meeting of Shareholders,
Registrant's shareholders approved its Plan of Complete
Liquidation and Dissolution.  Pursuant to such Plan, on June 30,
1998:

          (a)  Registrant sold all of the assets of its Hardware
Service Division to Scan-Optics, Inc. for a purchase price of approximately $3.3 million in cash.

          (b) Registrant sold its remaining operating assets and business, including those of its EDMS Division, to ACCESS Systems LLC ("Systems") in exchange for the assumption of certain of Registrant's liabilities and contingent payments based on the future net profit before taxes of Systems.

     Systems is an Ohio limited liability company formed to acquire Registrant's EDMS Division. All of the equity interests in Systems are owned by certain directors and executive officers of Registrant.

     The purchase prices for Registrant's assets were determined by negotiations with the purchasers.

     For more information relating to these transactions, reference is made to Registrant's Proxy Statement dated June 9, 1998, which was filed as an exhibit to Registrant's Current
Report on Form 8-K dated June 8, 1998.

Item 7.   Financial Statements and Exhibits.
          __________________________________

     1.   Registrant's Proxy Statement dated June 9, 1998 for the
Special Meeting of Shareholders to be held on June 30, 1998
(incorporated by reference from Registrant's Current Report on Form 8-K dated June 8, 1998).

     2.   Registrant's press release dated June 30, 1998.

SIGNATURES
__________

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACCESS Corporation
                                   ______________________________
                                            (Registrant)


Date: July 14, 1998                By   /s/ Newton D. Baker
                                        _________________________
                                             (Signature)

                                   Name: Newton D. Baker
                                         ________________________
                                  Title: Executive Vice President
                                         ________________________



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FOR IMMEDIATE RELEASE - June 30, 1998


            ACCESS CORPORATION EDMS DIVISION BECOMES
                       ACCESS SYSTEMS LLC

Cincinnati, Ohio.

ACCESS Corporation announced today that it has completed the sale of its EDMS division to Access Systems LLC and its Hardware Services division to Scan-Optics, Inc. following shareholder approval at a special meeting of the shareholders held on June 30, 1998. At that meeting, the shareholders also approved the dissolution of Access Corporation, and the distribution of the proceeds of the sale to the shareholders.

Scan-Optics, Inc. (NASDAQ National Market; SOCR) is a leader in high performance document imaging systems, information management solutions and related services with headquarters in Manchester Connecticut. Scan-Optics purchased the assets of Access Corporation's Hardware Service division for an approximate purchase price of $3.3 million. Scan-Optics is combining its hardware maintenance division with that of Access Corporation's to form a separate operation called "Access Services", which will be exclusively focused on the Third Party Hardware Maintenance market place.

ACCESS Systems LLC, a new company, is focussed exclusively on Document Management and Workflow solutions, continuing the successful growth of Access Corporation's Electronic Document Management Solutions (EDMS) business unit. Access Systems plans to employ all of the previous employees of the EDMS business unit of ACCESS Corporation, including Access Corporation's President and CEO, Scott Watkins, Executive Vice President, Tony Baker and the Vice President of Sales, Marc Baines. Access Systems will continue to provide the industry leading Cimage Document Manager and Staffware workflow products.

This move further solidifies the commitment that Access' EDMS business unit has been making to specific industry solutions for Document Management. Access has been the exclusive North American reseller for the Cimage Document Manager products for almost three years, and has been focused on plant based document management solutions, using Cimage and the industry leading workflow software, Staffware during that time. The industry expertise gained by providing business solutions for the Utility, Oil & Gas, and Manufacturing plant environments has gained Access a solid reputation as the leading solution provider for plant applications in these industries.

According to Scott D. Watkins, President and CEO of Access Corporation, "This transaction will result in better quality service for both our Hardware Maintenance and EDMS customers. As
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our Hardware Services and EDMS businesses have been evolving over the past 3 years, they present different challenges to growth, due to their different business operations. The sale of the Hardware Maintenance division to Scan Optics can provide even better coverage for our existing hardware maintenance customers, while the sale of our EDMS division to Access Systems will provide more focus and resources for that customer base."

"In addition, industry analysts agree that success in the Integrated Document Management market comes through both industry and product focus. Many of our EDMS and Workflow competitors have had great difficulty in trying to provide solutions to a broad range of industries. Access Systems' focus on solutions for our specific industries continues our success in providing the best return on investment on plant based EDMS solutions", Mr. Watkins continued.

"Our move to focus the new company exclusively on EDMS solutions is key to providing the best service for our customers", Mr. Marc D. Baines, Vice President of Sales said. "We have been evolving from a value added software reseller, to much more of a system integrator role. Our customers are now deploying our Cimage and Staffware solutions in both mission critical, and enterprise-wide solutions. These types of deployments require integration expertise with the key line-of-business systems associated with our chosen industries. This integration work demands a broader level of resources which we are now even better positioned to expand on. It is this integration with industry specific, line-of-business systems, that allows Access Systems to provide a complete business solution, rather than simply products", Mr. Baines said.

About Access Systems LLC
________________________

Access Systems LLC is an Ohio based company that provides Electronic Document Management and Workflow solutions to the Utilities, Oil & Gas and Manufacturing plant operations. Access Systems provides solutions using the Cimage and Staffware products to the regulatory requirements, document management, document change and document distribution challenges, faced by many companies today.

Access Systems supplies products for use on Sun Solaris, HP-UX, IBM AIX, Microsoft Windows, Windows 95 and Windows NT and
Intranet/Internet environments.

For additional information about Access Systems products and services, contact Access Systems at (800) 736-1234, or write them at Access Systems, 4350 Glendale-Milford Road, Cincinnati, OH
45242.
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Press Contacts:

      Access Corporation                  Access Systems LLC:
      __________________                  __________________

      Scott D. Watkins                    Marc D. Baines
      President & CEO                     Vice President, Sales
      4350 Glendale-Milford Rd.           100 Pacifica, Suite 400
      Suite 250                           Irvine, CA
      Cincinnati, OH 45242                (714) 753-0295
      (513) 786-8350                      mbaines@acorp.com
                                          _________________

                                          Scott D. Watkins
                                          Chairman, CEO & President
                                          4350 Glendale-Milford Rd.
                                          Suite 250
                                          Cincinnati, OH 45242
                                          (513) 786-8350
                                          swatkins@acorp.com
                                          __________________

                                          Mike Burzynski
                                          Marketing
                                          Communications
                                          (714) 855-9815
                                          burski@pacbell.net
                                          __________________